Prospectus Supplement	227957 9/05

dated August 31, 2005 to:

THE PUTNAM FUND FOR GROWTH AND INCOME

Prospectuses dated February 28, 2005

The third paragraph and table under the heading "Who manages the fund?" are replaced with the following:

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over the last five years is shown.

Portfolio Leader	Joined Fund	Employer	Positions Over Past Five Years
Hugh H. Mullin	1996	Putnam Management 1986-Present	Senior Portfolio Manager
Portfolio Members	Joined Fund	Employer	Positions Over Past Five Years
Joshua H. Brooks	2005	Putnam Management 2003-Present Delaware Investment Advisors Prior to April, 2003

Deputy Head of Investments; Chief Investment Officer, Large Cap Equities

Previously,  Previously, Chief Investment Officer, U.S. Core and Core Equities Teams; Director, Global Equity Research

Chief Investment Officer, Value Investing

David L. King	1992	Putnam Management 1983-Present	Senior Portfolio Manager
Christopher G. Miller	2000	Putnam Management 1998-Present	Senior Portfolio Manager Previously, Portfolio Manager; Quantitative Team Leader